                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



       Date of Report (date of earliest event reported):  May 18, 1998



                                 BANCTEC, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                       0-9859                   75-1559633
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)



                         4851 LBJ FREEWAY, 12TH FLOOR
                              DALLAS, TEXAS 75244
         (Address of principal executive offices, including zip code)


                                (972) 341-4000
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

FACTORS AFFECTING THE COMPANY'S BUSINESS AND PROSPECTS

     There are many factors that affect the BancTec, Inc.'s (the "Company") business and the results of its operations as described in the Company's filings with the Securities and Exchange Commission including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Filings"). In addition to the factors discussed in the Company's Filings, the following is a description of some of the important factors that may cause the actual results of the Company's operations in future periods to differ materially from those currently expected or desired.

General Economic Conditions

     The Company's business partly depends on general economic and business conditions. The Company's sales are to businesses in a wide variety of industries, including banking, financial services, insurance, healthcare, governmental agencies and others. General economic conditions that cause customers in such industries to reduce or delay their investments in products such as those offered by the Company could have a material adverse effect on the Company.

International Activities

     The Company's international operations have provided a significant part of the Company's growth during recent fiscal years. The success and profitability of international operations are subject to numerous risks and uncertainties, such as economic and labor conditions, political instability, tax laws (including U.S. taxes on foreign subsidiaries) and changes in the value of the U.S. dollar versus the local currency in which products are sold. Any adverse change in one or more of these factors could have a material adverse effect on the Company.

Fluctuations in Operating Results

     The Company's operating results may fluctuate from period to period and will depend on numerous factors, including customer demand and market acceptance of the Company's products, new product introductions, product obsolescence, varying product mix, foreign currency exchange rates and other factors. The Company's business is sensitive to the spending patterns of its customers, which in turn are subject to prevailing economic conditions and other factors beyond the Company's control. Any adverse change in one or more of these factors could have a material adverse effect on the Company.

Technological Changes and Product Transitions

     The Comany's industry is characterized by continuing improvement in technology, which results in the frequent introduction of new products, short product life cycles and continual improvement in product price/performance characteristics. The Company must incorporate these new technologies into its products in order to remain competitive. There can be no assurance that the Company will be able to continue to effectively manage technology transitions.
A failure on the part of the Company to effectively manage the transition of its product lines to new technologies on a timely basis could have a material adverse effect on the Company.

Product Development Activities

     The strength of the Company's overall business is partially dependent on the Company's ability to develop products based on new or evolving technology and the market's acceptance of those products. There can be no assurance that the Company's product development activities will be successful, that new technologies will be available to the Company, that the Company will be able to deliver commercial quantities of new products in a timely manner, that those products will adhere to generally accepted industry standards or that the products will achieve market acceptance. The Company believes that it is necessary for its products to adhere to generally accepted industry standards, which are subject to change in ways that are beyond the control of the Company.

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  SIGNATURE
  ---------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 1998

                                         BANCTEC, INC.



                                         By:  /s/ TOD V. MONGAN
                                              --------------------------------
                                              Tod V. Mongan
                                              Senior Vice President, Secretary
                                              and General Counsel

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